Taxation (Tables)	12 Months Ended
Dec. 31, 2021
Taxation
Schedule of reconciliation of effective tax rate

	2021	2020	2019
	€’000	€’000	€’000
Profit/ (loss) before tax	23,564	(183,130)	(2)
Tax using Company’s domestic tax rate at 12.5%	(2,945)	22,931	—
Tax effect of:
Non-deductible expenses / non-taxable income	3,848	(22,428)	—
Current-year losses for which no deferred tax asset is recognized	(1,312)	(503)	—
Impacts of different foreign tax rates	409	—	—
Total tax charge	—	—	—